UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-03235

                          FMI Common Stock Fund, Inc.
                          ---------------------------

               (Exact name of registrant as specified in charter)

                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

               (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  09/30/2003

Date of reporting period: 09/30/2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2003

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                 October 1, 2003

Dear Fellow Shareholders,

  The FMI Common Stock Fund advanced 2.2% in the September quarter compared to 9.1% for the benchmark Russell 2000. The exceptionally strong performance of the Russell 2000 has been the story all year, as it has been driven by the so-called "high beta" stocks, which typically are the most speculative. The July shareholder letter addressed this phenomenon in some detail and there isn't much we can add to this commentary other than to remind our fellow shareholders that stock prices and fundamentals can diverge widely in the short run but eventually come together. No one can predict the timing, but the notion that it is possible to ride a speculative wave and get off before the crash is dangerous. Richard Bernstein, Merrill Lynch's Chief Strategist, recently related the findings of Dr. Vernon Smith, the 2002 Nobel Prize winner in Economics. Dr. Smith is best known for his work in experimental economics related to investment bubbles. Even after experiencing a bubble (and crash) in the first round of trading, participants in his studies consistently produced another bubble (albeit smaller) and subsequent crash. When asked why they took part in the second bubble, their responses were uniform in that they thought they could make money in the rally, yet get out in time to avoid the crash.

  Since many consultants use the Russell 2000 as a benchmark for the FMI Common Stock Fund, we thought it would be instructive to take you inside this Index.
As a preface, however, we hasten to state that our investment strategy is to seek durable business franchises trading at a significant discount to their intrinsic value. We broadly diversify the Fund to gain exposure to major economic sectors and industries. We pay little attention to the Russell 2000, despite it being generally considered our benchmark. Although the cumulative 22-year return of the FMI Common Stock Fund vastly exceeds the Russell 2000, we have lagged the benchmark by as much as 15 percentage points (1999) and have outpaced it by as many as 22 percentage points (2000). No one could accuse us of being closet indexers! So far this year FMI Common Stock Fund has been a laggard.

  By way of background, the Frank Russell Company sets the Russell 2000 constituents in May of each year, with the actual reconstitution taking place on June 30. Without getting into the nitty-gritty details, roughly speaking, the 1000 largest market capitalization stocks become the Russell 1000, and the next 2000 largest become the Russell 2000. All the Russell indices are market capitalization weighted, meaning the larger capitalization stocks carry proportionately more weight. Thus, today, Gateway, the largest company in the Russell 2000 at $1.8 billion in market capitalization, has 36 times the weight of Oneida, the smallest, at approximately $50 million.

  Since anyone can buy an index fund that approximately tracks the Russell 2000, what exactly do you get for your money? Following is a table outlining some relevant characteristics of the Russell 2000 at the beginning of the calendar year, and at September 30.

                          P/E       EV/EBITDA*<F1>      P/B      ROIC
                          ---       --------------      ---      ----
          12/31/02     <negative>        12.2           1.7      3.5%
          09/30/03     <negative>        15.0           2.3      3.5%

                                           Source: Factset, Compustat

*<F1> EV= Enterprise value (total equity market cap plus net debt)
      EBITDA= Earnings before interest, taxes, depreciation and amortization

  The cumulative trailing twelve months net income for the Russell 2000 was negative at year-end 2002 and at September 30, 2003. These are based on GAAP reported earnings. Some analysts use "operating" earnings, which we've come to describe as "earnings before bad stuff." Even on this basis, the Russell 2000 P/E was approximately 26 at the start of the year and is currently about 33. At year-end 2002, there were 682 companies in the Russell 2000 that were losing money; today there are 523. The return on invested capital (ROIC) was a very low 3.5%, well below the true cost of capital. The irony is that the Russell 2000, when viewed as a stock, looked expensive and unappealing at the beginning of the year, yet it outperformed the FMI Common Stock Fund through September 30, 2003. As investors, one must always look into the future, and while it is conceivable that investors have correctly anticipated a dramatic rebound in the fortunes of the Russell 2000 constituents, the price of this bet today appears to be enormously high.

  The Fund, on the other hand, trades at a much more reasonable level and has a more attractive fundamental profile. To wit, the P/E of the Fund is 16.5 times trailing 12 months earnings. It is 7.7 times trailing EV/EBITDA and 2.0 times book value. The ROIC is 10%. Thus, despite the frustration that always comes from lagging a benchmark, even for a short period of time, there is comfort in knowing we would much rather own the Fund than the Russell 2000!

  As is customary in our October letters, we will review a few FMI Common Stock Fund holdings. All four of the stocks listed below were added to the Fund this year, and in the case of BISYS, the weighting was recently increased in response to a sharp decline in the stock.

                           ALBANY INTERNATIONAL CORP.

DESCRIPTION:
------------

  Albany International is the world's leading designer, manufacturer, and marketer of paper machine clothing (PMC) for each section of the paper machine. PMC consists of large continuous belts of custom-designed and custom-manufactured, engineered fabrics that are installed on paper machines and carry the paper stock through each stage of the paper production process. PMC is custom-designed for each user depending on the type, size, and speed of the paper machine, the machine section, the grade of paper being produced, and the quality of the pulp stock used.

GOOD BUSINESS:
--------------

   o Albany is the global leader in PMC, a niche market. This is the result of its ongoing technological innovation and fostering of customer relationships. New products introduced within the last five years accounted for approximately 50% of sales in 2002.

   o  PMC is a consumable product, resulting in a stream of recurring revenues.

   o Industry consolidation has resulted in capacity rationalization and improved pricing. Albany has a leaner cost structure, and capital intensity should decline next year. This positions the Company for improving returns on invested capital.

VALUATION:
----------

   o Albany trades at the middle of its historical valuation range on a price/book basis (2.02x) and at the upper end on a price/sales basis (1.05x). However, the stock trades at a trailing P/E multiple of 13x (low end), an EV/EBITDA multiple of 6.5x, and a free cash flow yield of 9.7% -- a compelling valuation, given the investment positives.

MANAGEMENT:
-----------

   o Frank Schmeler is Chairman and CEO of Albany. He is a solid operator who has instilled much needed financial discipline at the Company. Unlike the prior two CEOs, Schmeler will not accept a dilutive transaction. Also, the Company has done a great job of reducing its working capital intensity on his watch.

   o Although Albany has a dual class stock structure, Standish family members no longer occupy the executive ranks.

INVESTMENT THESIS:
------------------

  One of the major attractions to this company is the recurring nature of its business. Additionally, Albany has attractive return on invested capital prospects given the changed competitive landscape, declining capital intensity, leaner cost structure, and improved financial discipline. The Company will be a beneficiary of a rebound in the paper industry as the economy begins to improve.

                                  IMATION CORP.

DESCRIPTION:
------------

  Imation develops, manufactures and markets magnetic and optical-based removable data storage products through both distributors and leading OEMs. The Company was formed in 1996 as a result of the spin-off of 3M's data storage and imaging systems business. Products include magnetic tape cartridges for high-end data center applications, mid-range open-system applications, and floppy disks and optical media (CD-RW, DVD) for personal storage.

GOOD BUSINESS:
--------------
   o Imation is the world's leader with a great brand name in removable storage media.

   o  The removable media business provides an annuity-like revenue stream.

   o Tape should remain an important portion of the storage, back-up and archiving market for the foreseeable future. Cost, durability and retrieval are the main attributes.

   o  Imation has a strong manufacturing expertise that is highly automated.

   o  This business has high barriers to entry.

   o The ROIC is superior. Excluding the large amount of cash on the balance sheet, the Company generates returns in the high teens.

   o The cash flow and balance sheet are strong. Currently, Imation has approximately $470 million in net cash on the balance sheet (over $12.50/share).

VALUATION:
----------

   o Excluding cash, Imation trades at approximately 10x 2003 estimates, which is attractive on an absolute and relative basis. On an EV/Sales and EV/ EBITDA basis, the Company trades at less than 1.0x and 5.8, respectively.

MANAGEMENT:
-----------

   o Imation is led by Chairman, President, and CEO William Monahan. He has been with the Company since its formation and spin-off from 3M in 1996. Mr. Monahan is a 23-year veteran of 3M.

   o The rest of the management team has had a long history with Imation and/or 3M.

INVESTMENT THESIS:
------------------

  At current valuations, Imation is an attractive way to participate in the growth of storage for corporations and consumers. Imation has the broadest product offering in the industry and is now exclusively focused on storage media after divesting a number of non-core businesses. The balance provides flexibility with respect to acquisitions, share repurchases and dividends. We think revenue and EPS will grow about 5% and 10%, respectively.

                             MICHAELS STORES, INC.

DESCRIPTION:
------------

  Michaels Stores operates approximately 840 Michaels Stores in 48 states and Canada along with 150 Aaron Brothers Stores primarily on the West Coast. Michaels is the largest craft store operator in the world. It offers framing, floral and a wide range of craft and home decor items. Aaron Brothers Stores are focused on art and framing products along with prints.

GOOD BUSINESS:
--------------

   o  Michaels is by far the number one retail participant in the industry.

   o Revenue at Michaels tends to be fairly predictable and recurring. The Company sells low ticket, higher margin products in an industry that historically has been fairly stable and has limited exposure to economic slowdowns.

   o Michaels has built reasonable barriers when compared to other craft retailers including: a broad assortment of products and categories, good prices and good locations.

   o Compared to most retailers, Michaels experiences less competition from Wal Mart and Target.

   o Return on capital at Michaels is approximately 10% and growing. This exceeds its cost of capital and is generally higher than competitors.

   o The Company has a strong balance sheet and cash flow profile. Debt/capital is under 20%, free cash flow approximates $150 million and the Company pays a dividend.

VALUATION:
----------

   o The Company trades at 17.2x and 14.5x 2003 and 2004 EPS estimates, respectively.

   o  Historically, Michaels has had a P/E range of 10-30x.

   o Given the characteristics of this business, a P/E multiple in the 20 range seems more reasonable.

MANAGEMENT:
-----------
   o Michael Rouleau joined the Company as President in 1996 and became the CEO in 2001. Prior to joining Michaels, Mr. Rouleau served as EVP at Lowe's and held executive positions with Office Warehouse and Target. Mr. Rouleau has been responsible for the transformation of the chain and the strong financial turnaround.

   o Jeff Boyer, CFO, joined the Company in January of 2003. Prior to this he held a variety of senior financial positions at Sears, Pillsbury and Kraft.

INVESTMENT THESIS:
------------------

  Michaels is a solid business that is unlikely to face head-on competition with Wal Mart or Target. The Company's business model is based on high gross margins and relatively low turnover of inventory. This contrasts the high turnover, low gross margin models of the large discount chains. Additionally, the Company is currently implementing new inventory technology, which should increase revenues, margins and return on invested capital.

                             THE BISYS GROUP, INC.

DESCRIPTION:
------------

  BISYS provides business process outsourcing solutions to 20,000 customers in the fields of investments, insurance and banking. The Investment Services division (50% of sales, 37% of profits) provides accounting and administrative services for mutual funds and retirement plans. The Insurance group (25% of sales, 33% of profits) is the largest distributor of life insurance in the country. The Information Services division (25% of sales 30% of profits) sells bank processing software and services.

GOOD BUSINESS:
--------------

   o All three businesses have recurring revenue features, either through long-term contracts or highly consistent repeat sales.

   o  The Company is a leader in most of its niches.

   o  The ROIC is well above average. Cash flow dynamics are quite positive.

   o  The balance sheet is sound.

VALUATION:
----------

   o BISYS typically trades at a high multiple of earnings due to delivering strong consistent results over the past decade. Recently the Company stumbled in the insurance area. The P/E multiple is approximately ten points below its normal trading range over the past ten years.

   o The EV/EBITDA ratio is 8.3 times fiscal (June) 2004 estimates. This is a substantial discount to its peer group and the market.

MANAGEMENT:
-----------

   o Lynn Mangum, Chairman, recently gave up the CEO position after holding it since the Company was founded in 1989. We have known Lynn for over ten years and feel he is a highly competent individual.

   o Dennis Sheehan, President and CEO, has held various positions within the Company, including CFO, since 1992. He is a growth driven executive.

   o James Fox was recently named CFO. He is a 25-year veteran of the financial services industry, including a long tenure as CFO of the Investors Services Group at First Data.

INVESTMENT THESIS:
------------------

  BISYS has an attractive business model with above average predictability. The slowdown in insurance provides the opportunity to increase our position at an attractive valuation.

  As of October 29, 2003, our Board of Directors declared a distribution from net short-term capital gains of $0.07989, which will be treated as ordinary income, and $0.35076 from net long-term capital gains, payable October 30, 2003, to shareholders of record on October 28, 2003.

  Thank you for your support and confidence in the FMI Common Stock Fund. We value and appreciate your commitment.

  Sincerely,

/s/Ted D. Kellner         /s/Donald S. Wilson        /s/Patrick J. English

Ted D. Kellner, C.F.A     Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
President and             Vice President             Vice President and
Portfolio Manager                                    Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Common Stock Fund, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2003, the FMI Common Stock Fund had a total return of 17.78%. The performance of the Fund was driven by non-cyclical consumer goods stocks, particularly health care related issues, and cyclical services equities. Insurance and information technology stocks also performed well. General industrial and energy related stocks were below average. The stock market continued to be highly volatile, yet appreciated dramatically during the fiscal year. The Russell 2000 gained 36.5% in the fiscal year ending September 30, 2003. The Russell 2000 was largely driven by low priced (not low valued) stocks, technology issues and companies not earning money. The managers of the Fund do not feel these types of stocks will retain their value over the long run. The spectacular rise in the stock market over the last twelve months has created an environment with a large number of overvalued stocks, since the underlying fundamentals have lagged. Earnings growth will have to be exceptional over several years to justify current general market valuations.
The managers believe rapid, sustained earnings growth will be difficult due to international and domestic competition, higher raw material prices and escalating human resource costs. The Fund companies are also subject to these negatives, however, the managers believe the business franchises of the Fund companies are stronger than average. Additionally, the valuation level of the Fund is significantly lower than the Russell 2000 or other widely recognized benchmarks for the general stock market. The Fund's absolute performance over the next few years is likely to be below historical norms. In light of the Fund's valuation level compared to that of the Russell 2000, we believe the Fund's relative performance is likely to be superior.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    FMI COMMON STOCK FUND, NASDAQ COMPOSITE
                 INDEX(1)<F2> AND THE RUSSELL 2000 INDEX(2)<F3>

   Date    FMI Common Stock Fund   Nasdaq Composite Index    Russell 2000 Index
   ----    ---------------------   ----------------------    ------------------
 9/30/93          $10,000                  $10,000                $10,000
 9/30/94          $10,410                  $10,020                $10,150
 9/30/95          $12,773                  $13,677                $12,525
 9/30/96          $14,395                  $16,085                $14,166
 9/30/97          $19,923                  $22,100                $18,869
 9/30/98          $16,413                  $22,206                $15,280
 9/30/99          $19,101                  $36,003                $18,194
 9/30/00          $22,606                  $48,150                $22,450
 9/30/01          $25,093                  $19,649                $17,688
 9/30/02          $25,639                  $15,366                $16,043
 9/30/03          $30,197                  $23,427                $21,899

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 17.78%              12.97%              11.69%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F2> NASDAQ Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

(2)<F3> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

FMI Common Stock Fund, Inc.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202
414-212-1600

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of FMI Common Stock Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMICommon Stock Fund, Inc. (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 28, 2003

STATEMENT OF NET ASSETS
September 30, 2003

 SHARES OR
 PRINCIPAL
   AMOUNT                                             COST            VALUE
 ---------                                            ----            -----

COMMON STOCKS -- 89.0% (A)<F5>

COMMERCIAL SERVICES SECTOR -- 12.9%
-----------------------------------
               BUSINESS SERVICES -- 9.3%
    302,000    ABM Industries Inc.                $  4,773,980    $  4,273,300
    213,000    G & K Services, Inc.                  6,386,170       7,433,700
    127,000    Manpower Inc.                         4,135,473       4,711,700
    186,000    Watson Wyatt &
                 Company Holdings*<F4>               4,241,986       4,186,860
                                                  ------------    ------------
                                                    19,537,609      20,605,560

               INDUSTRIAL SERVICES -- 3.6%
    357,000    Republic Services, Inc.               6,679,857       8,082,480

CONSUMER DISCRETIONARY SECTOR -- 20.4%
--------------------------------------

               ADVERTISING SERVICES -- 2.3%
    192,800    Valassis
                 Communications, Inc.*<F4>           5,254,827       5,089,920

               CONSUMER DURABLES -- 2.1%
    163,000    Snap-on Inc.                          4,851,583       4,506,950

               PUBLISHING-MISCELLANEOUS -- 4.2%
    231,000    ProQuest Co.*<F4>                     5,957,694       6,075,300
    115,000    Scholastic Corp.*<F4>                 4,197,520       3,310,850
                                                  ------------    ------------
                                                    10,155,214       9,386,150

               RETAIL TRADE -- 6.6%
    500,000    Casey's General
                 Stores, Inc.                        6,009,376       7,010,000
     98,000    Michaels Stores, Inc.                 4,184,516       3,994,480
    130,000    Tuesday Morning Corp.*<F5>            2,427,021       3,620,500
                                                  ------------    ------------
                                                    12,620,913      14,624,980

               TEXTILE-APPAREL MANUFACTURERS -- 5.2%
    209,000    Liz Claiborne, Inc.                   5,695,242       7,116,450
    350,000    Paxar Corp.*<F5>                      4,427,982       4,480,000
                                                  ------------    ------------
                                                    10,123,224      11,596,450

CONSUMER STAPLES SECTOR -- 1.7%
-------------------------------

               FOODS & BEVERAGES -- 1.7%
     94,000    Lancaster Colony Corp.                3,537,530       3,750,600

ENERGY SECTOR -- 2.5%
---------------------

               MACHINE OILWELL EQUIPMENT -- 0.9%
     82,000    Oceaneering
                 International, Inc.*<F4>            2,133,139       1,928,640

               OIL & GAS PRODUCERS -- 1.6%
    100,000    Stone Energy Corp.*<F4>               3,722,949       3,528,000

FINANCIAL SERVICES SECTOR -- 7.6%
---------------------------------

               LIFE INSURANCE -- 2.9%
    215,000    Protective Life Corp.                 6,464,511       6,417,750

               MULTI-LINE INSURANCE -- 4.7%
     96,000    Delphi Financial
                 Group, Inc.                         3,504,641       4,465,920
    182,000    Old Republic
                 International Corp.                 4,188,868       6,022,380
                                                  ------------    ------------
                                                     7,693,509      10,488,300

HEALTHCARE SECTOR -- 17.3%
--------------------------

               ANIMAL HEALTH -- 1.0%
     49,000    IDEXX Laboratories, Inc.*<F4>         1,239,733       2,084,950

               DENTAL -- 4.3%
    106,000    DENTSPLY
                 International Inc.                  3,241,085       4,753,040
    194,000    Sybron Dental
                 Specialties, Inc.*<F4>              3,169,664       4,863,580
                                                  ------------    ------------
                                                     6,410,749       9,616,620

               HEALTHCARE PRODUCTS -- 4.8%
    338,000    Apogent
                 Technologies Inc.*<F4>              5,703,404       7,050,680
    159,000    Cambrex Corp.                         4,166,246       3,609,300
                                                  ------------    ------------
                                                     9,869,650      10,659,980

               HEALTHCARE SERVICES -- 7.2%
     68,000    Charles River
                 Laboratories
                 International, Inc.*<F4>            2,060,656       2,086,920
    284,000    Covance Inc.*<F4>                     5,234,065       6,355,920
     98,000    Lincare Holdings Inc.*<F4>            3,099,961       3,587,780
    117,000    Renal Care Group, Inc.*<F4>           3,318,498       3,995,550
                                                  ------------    ------------
                                                    13,713,180      16,026,170

MATERIALS & PROCESSING SECTOR -- 10.9%
--------------------------------------

               CHEMICALS -- 6.4%
    101,800    Albemarle Corp.                       2,867,915       2,794,410
    222,000    Engelhard Corp.                       5,209,986       6,142,740
    106,000    Minerals
                 Technologies Inc.                   4,509,861       5,395,400
                                                  ------------    ------------
                                                    12,587,762      14,332,550

               CONTAINERS & PACKAGING-PAPER & PLASTIC -- 4.5%
    193,000    AptarGroup, Inc.                      6,028,478       7,081,170
    136,000    Spartech Corp.                        2,843,657       2,896,800
                                                  ------------    ------------
                                                     8,872,135       9,977,970

PRODUCER DURABLES SECTOR -- 4.6%
--------------------------------
               BUSINESS EQUIPMENT -- 1.5%
    135,600    Global Imaging
                 Systems, Inc.*<F4>                  2,789,661       3,337,116

               MACHINERY-INDUSTRIAL/SPECIALTY -- 3.1%
     77,000    Albany International Corp.            2,201,927       2,374,680
    121,000    IDEX Corp.                            3,709,340       4,409,240
                                                  ------------    ------------
                                                     5,911,267       6,783,920

TECHNOLOGY SECTOR -- 10.2%
--------------------------

               COMPUTER SERVICES SOFTWARE & SYSTEMS -- 7.4%
    500,000    The BISYS Group, Inc.*<F4>            7,832,569       6,575,000
    148,000    Imation Corp.                         5,344,454       4,832,200
    300,000    MPS Group, Inc.*<F4>                  1,905,775       2,700,000
    713,000    Parametric
                 Technology Corp.*<F4>               2,797,047       2,245,950
                                                  ------------    ------------
                                                    17,879,845      16,353,150

               MISCELLANEOUS TECHNOLOGY -- 2.8%
    345,000    Arrow Electronics, Inc.*<F4>          5,032,256       6,344,550

UTILITIES SECTOR -- 0.9%
------------------------

               TELECOMMUNICATION -- 0.9%
     50,000    Commonwealth Telephone
                 Enterprises, Inc.*<F4>              2,118,170       2,006,000
                                                  ------------    ------------
                   Total common stocks             179,199,273     197,528,756

SHORT-TERM INVESTMENTS -- 8.2% (A)<F5>

               VARIABLE RATE DEMAND NOTES -- 8.2%
$10,750,000    U.S. Bank, N.A.                      10,750,000      10,750,000
  7,528,152    Wisconsin Corporate
                 Central Credit Union                7,528,152       7,528,152
                                                  ------------    ------------
                   Total short-term
                     investments                    18,278,152      18,278,152
                                                  ------------    ------------
                   Total investments              $197,477,425     215,806,908
                                                  ------------
                                                  ------------
               Cash and receivables, less
                 liabilities -- 2.8% (A)<F5>                         6,111,982
                                                                  ------------
                   NET ASSETS                                     $221,918,890
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
                 ($0.01 par value, indefinite
                 shares authorized), offering
                 and redemption price
                 ($221,918,890 / 10,841,127
                 shares outstanding)                                    $20.47
                                                                        ------
                                                                        ------

  *<F4>  Non-income producing security.
(a)<F5>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

INCOME:
   Dividends                                                       $   937,271
   Interest                                                            164,938
                                                                   -----------
       Total income                                                  1,102,209
                                                                   -----------

EXPENSES:
   Management fees                                                   1,344,223
   Transfer agent fees                                                 112,542
   Administrative services                                              85,389
   Printing and postage expense                                         53,818
   Registration fees                                                    48,596
   Professional fees                                                    41,074
   Custodian fees                                                       33,764
   Board of Directors fees                                               9,000
   Other expenses                                                       24,006
                                                                   -----------
       Total expenses                                                1,752,412
                                                                   -----------
NET INVESTMENT LOSS                                                   (650,203)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     6,043,991
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              16,642,461
                                                                   -----------
NET GAIN ON INVESTMENTS                                             22,686,452
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $22,036,249
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2003 and 2002

                                                                                                 2003            2002
                                                                                              ----------      ----------
OPERATIONS:
   Net investment loss                                                                       $   (650,203)   $   (23,141)
   Net realized gain on investments                                                             6,043,991      1,013,927
   Net increase (decrease) in unrealized appreciation on investments                           16,642,461     (4,911,925)
                                                                                             ------------    -----------
        Net increase (decrease) in net assets resulting from operations                        22,036,249     (3,921,139)
                                                                                             ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($2.68206 per share)                                          --     (7,410,548)*<F6>
                                                                                             ------------    -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (6,733,392 and 3,206,602 shares, respectively)                 130,037,819     62,435,228
   Net asset value of shares issued in distributions (395,430 shares)                                  --      7,126,131
   Cost of shares redeemed (1,264,001 and 885,628 shares, respectively)                       (23,491,080)   (16,942,878)
                                                                                             ------------    -----------
        Net increase in net assets derived from Fund share activities                         106,546,739     52,618,481
                                                                                             ------------    -----------
        TOTAL INCREASE                                                                        128,582,988     41,286,794
NET ASSETS AT THE BEGINNING OF THE YEAR                                                        93,335,902     52,049,108
                                                                                             ------------    -----------
NET ASSETS AT THE END OF THE YEAR                                                            $221,918,890    $93,335,902
                                                                                             ------------    -----------
                                                                                             ------------    -----------

*<F6>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                            $17.38         $19.60         $18.77         $16.32         $18.49
Income from investment operations:
     Net investment (loss) income                              (0.09)*<F7>    (0.01)*<F7>     0.00          (0.03)         (0.03)
     Net realized and unrealized
       gains on investments                                     3.18           0.47**<F8>     1.90           2.91           2.57
                                                              ------         ------         ------         ------         ------
Total from investment operations                                3.09           0.46           1.90           2.88           2.54

Less distributions:
     Dividend from net investment income                          --             --             --             --             --
     Distributions from net realized gains                        --          (2.68)         (1.07)         (0.43)         (4.71)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --          (2.68)         (1.07)         (0.43)         (4.71)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $20.47         $17.38         $19.60         $18.77         $16.32
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                       17.78%          2.18%         10.99%         18.35%         16.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                         221,919         93,336         52,049         47,015         39,115
Ratio of expenses to average net assets                        1.25%          1.14%          1.23%          1.25%          1.26%
Ratio of net investment (loss) income
  to average net assets                                       (0.46%)        (0.03%)         0.00%         (0.20%)        (0.19%)
Portfolio turnover rate                                        34.0%          28.8%          46.8%          46.7%          75.9%

 *<F7> In 2003 and 2002, net investment loss per share is calculated using average shares outstanding.
**<F8> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2003


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMICommon Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI, for the period from October 1, 2002 through January 31, 2003, a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. Effective February 1, 2003, the Fund will pay FMIa monthly management fee at the annual rate of 1% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2003.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 29, 2003, the Fund will distribute $916,901 from net short-term realized gains ($0.07989 per share) and $4,025,963 from long-term realized gains ($0.35076 per share). The distributions will be paid on October 30, 2003 to shareholders of record on October 28, 2003.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) were $137,699,750 and $43,014,153, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2003, liabilities of the Fund included the following:

          Payable to FMI for management and administrative fees       $168,829
          Payable to shareholders for redemptions                        4,767
          Other liabilities                                             58,057

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2003, the sources of net assets were as follows:

          Fund shares issued and outstanding                      $198,730,647
          Net unrealized appreciation on investments                18,329,483
          Undistributed net realized gains on investments            4,858,760
                                                                  ------------
                                                                  $221,918,890
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2003:

                           GROSS          GROSS       NET UNREALIZED   DISTRIBUTABLE   DISTRIBUTABLE
           COST OF       UNREALIZED     UNREALIZED     APPRECIATION      ORDINARY        LONG-TERM
         INVESTMENTS    APPRECIATION   DEPRECIATION   ON INVESTMENTS      INCOME       CAPITAL GAINS
         -----------    ------------   ------------   --------------   -------------   -------------
         $197,561,531   $26,145,758     $7,900,381     $18,245,377       $916,901       $4,025,963

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             SEPTEMBER 30, 2003                              SEPTEMBER 30, 2002
        ------------------------------------------------------------    -----------------------------
           ORDINARY       LONG-TERM       NET CAPITAL                     ORDINARY        LONG-TERM
            INCOME      CAPITAL GAINS        LOSS       POST-OCTOBER       INCOME       CAPITAL GAINS
        DISTRIBUTIONS   DISTRIBUTIONS     CARRYOVERS       LOSSES       DISTRIBUTIONS   DISTRIBUTIONS
        -------------   -------------     ----------    ------------    -------------   -------------
              $0              $0              $0             $0           $559,512        $6,851,036

          The Fund has utilized $440,699 of its post-October losses from the prior year to offset current year net capital gains.

          Since there were no ordinary distributions paid for the year ended September 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

FMI Common Stock Fund, Inc.
DIRECTORS AND OFFICERS

                                                                                                               OTHER
                                         TERM OF           PRINCIPAL                              # OF FUNDS   DIRECTORSHIPS
                              POSITION   OFFICE AND        OCCUPATION                             IN COMPLEX   HELD BY
NAME, AGE                     HELD WITH  LENGTH OF         DURING PAST                            OVERSEEN     DIRECTOR
AND ADDRESS                   THE FUND   TIME SERVED       FIVE YEARS                             BY DIRECTOR  OR OFFICER
-----------                   ---------  -----------       -----------                            -----------  --------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 55            Director   Indefinite Term   Mr. Allen is Executive Vice President       8       Harley-Davidson,
1801 California Street                   Since October     of Qwest Communications International,              Inc., Qwest
Denver, CO 80202                         1996              Inc. a global communications company                Communications
                                                           since September, 2002.  Prior to this,              International, Inc.,
                                                           Mr. Allen had served as President of                FMI Funds, Inc. and
                                                           Allen Enterprises, LLC, a private equity            FMI Mutual Funds,
                                                           investments management company he                   Inc.
                                                           founded after retiring from Ameritech in
                                                           July 2000.  Mr. Allen served as an officer
                                                           of Ameritech from August 1995 to July
                                                           2000.

George D. Dalton, 75          Director   Indefinite Term   Mr. Dalton is Chairman and Chief            8       Clark Consulting,
20825 Swenson Drive                      Since January     Executive Officer of Call_Solutions.com,            Inc., FMI Funds,
Waukesha, WI  53186                      1998              Inc. Prior to January 2000, Mr. Dalton              Inc., and FMI Mutual
                                                           was Chairman of the Board and Chief                 Funds, Inc.
                                                           Executive Officer of Fiserv, Inc., and had
                                                           served in that capacity since 1984.

Gordon H.                     Director   Indefinite Term   Mr. Gunnlaugsson retired from M&I           8       Renaissance Learning
  Gunnlaugsson, 59                       Since March       Corporation. He was employed by                     Systems, Inc., FMI
c/o Fiduciary                            2001              M&I Corporation from June 1, 1970 to                Funds, Inc. and FMI
  Management, Inc.                                         December 31, 2000 where he most                     Mutual Funds, Inc.
225 E. Mason St.                                           recently held the positions of Executive
Milwaukee, WI 53202                                        Vice President and Chief Financial Officer.

Paul S. Shain, 40             Director   Indefinite Term   Mr. Shain is President and Chief Operating  8       FMI Funds, Inc. and
5520 Research                            Since March       Officer of Berbee Information Networks,             FMI Mutual Funds,
  Park Drive                             2001              and has been employed by such firm since            Inc.
Madison, WI  53711                                         January 2000. Prior to joining Berbee
                                                           Information Networks, Mr. Shain spent
                                                           12 years at Robert W. Baird & Co.,
                                                           Incorporated, most recently as Managing
                                                           Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Ted D. Kellner,*<F9> 57       Director   Indefinite Term   Mr. Kellner is Chairman of the Board        3       Marshall & Ilsley
c/o Fiduciary                            Since July 1981   and Chief Executive Officer of Fiduciary            Corporation and
  Management, Inc.            President  One Year Term     Management, Inc. which he co-founded                FMI Funds, Inc.
225 E. Mason St.              and        Since 1981        in 1980.
Milwaukee, WI  53202          Treasurer

Donald S. Wilson,*<F9> 60     Director   Indefinite Term   Mr. Wilson is Vice Chairman and             6       FMI Mutual Funds,
c/o Fiduciary                            Since July 1981   Treasurer of Fiduciary Management, Inc.             Inc.
  Management, Inc.            Vice       One Year Term     which he co-founded in 1980.
225 E. Mason St.              President  Since 1981
Milwaukee, WI  53202          and
                              Secretary

Patrick J. English,*<F9> 42   Director   Indefinite Term   Mr. English is President of Fiduciary       3       FMI Funds, Inc.
c/o Fiduciary                            Since January     Management, Inc. and has been employed
  Management, Inc.                       1998              by the investment adviser in various
225 E. Mason St.              Vice       One Year Term     capacities since December, 1986.
Milwaukee, WI 53202           President  Since 1996

Camille F. Wildes, 51         Vice       One Year Term     Ms. Wildes is a Vice-President of           N/A     None
c/o Fiduciary                 President  Since December    Fiduciary Management, Inc. and has
  Management, Inc.            and        1999              been employed by the investment adviser
225 E. Mason St.              Assistant                    in various capacities since December, 1982.
Milwaukee, WI 53202           Treasurer

*<F9> Messrs. Kellner, Wilson and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After
                                                     ------------------
August 31, 2004 information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Fund's website at http://www.fiduciarymgt.com or the website of the
                         ---------------------------
Securities and Exchange Commission.

                          FMI COMMON STOCK FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------
Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of October 20, 2003, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. Since, October 20, 2003, the date of the last evaluation, there have been no significant changes in the FMI Common Stock Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By  /s/Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date  11-19-03
           -----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By   /s/Ted D. Kellner
          --------------------------------------------
          Ted D. Kellner,  Principal Financial Officer

     Date 11-19-03
          --------------------------------------------